STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Operating Expenses:
General and administrative expenses	$ 58,018	$ 60,475
Total operating expenses	58,018	60,475
Loss from operations	(58,018)	(60,475)
Net Loss	$ (58,018)	$ (60,475)
Loss per share - basic	$ (0.00)	$ (0.00)
Loss per share - diluted	$ (0.00)	$ (0.00)